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                                                                    Exhibit 99.8

         TRIPARTY CONTINGENT ASSIGNMENT AGREEMENT dated as of January 15, 2003 (the "Agreement"), among Capital Auto Receivables Asset Trust 2003-1, a Delaware statutory trust (the "Trust"), General Motors Acceptance Corporation , a Delaware corporation ("GMAC"), and Morgan Stanley Capital Services Inc., a Delaware corporation (the "Primary Swap Counterparty").

         WHEREAS, the Trust and the Primary Swap Counterparty have entered into the Primary Swap Agreement (hereinafter defined);

         WHEREAS, GMAC and the Primary Swap Counterparty have entered into the Back-to-Back Swap Agreement (hereinafter defined);

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 The following terms shall have the meanings set forth below:

         "Additional Contingent Counterparty" means a Person with the Requisite Rating entering into an agreement substantially similar to this Agreement pursuant to Section 2.02.

         "Assignment Currency" means United States Dollars.

         "Assignment Currency Equivalent" has the same meaning as the term "Termination Currency Equivalent" as defined in the Primary Swap Agreement, except that any reference to the term "Termination" or "Early Termination Date" therein is deemed to be "Assignment" or "Assignment Date," respectively.

         "Assignment Date" means the date upon which GMAC receives notice from the Trust of the occurrence of a Designated Event, or if such date is not a Business Day, the next succeeding Business Day.

         "Back-to-Back Confirmations" means the (i) Confirmation of Back-to-Back Swap Transaction relating to the Class A-1b Notes, (ii) Confirmation of Back-to-Back Swap Transaction relating to the Class A-2b Notes, (iii) Confirmation of Back-to-Back Swap Transaction relating to the Class A-3b Notes and (iv) Confirmation of Back-to-Back Swap Transaction relating to Class A-4b Notes, in each case, dated as of January 15, 2003, between GMAC and the Primary Swap Counterparty, which have been entered into pursuant to the ISDA Master Agreement (including the Schedule thereto), dated as of January 15, 1998, between GMAC and the Primary Swap Counterparty.

         "Back-to-Back Swap Agreement" means the ISDA Master Agreement (including the Schedule thereto), dated as of January 15, 1998, between the Primary Swap Counterparty and GMAC, and the Back-to-Back Swap Confirmations.

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         "Back-to-Back Swap Transactions" means the transactions described in the Back-to-Back Confirmations.

         "Delinquent Payments" means any payments owed to the Trust as a result of liabilities, obligations and duties of the Primary Swap Counterparty pursuant to the Primary Swap Agreement accruing prior to the Assignment Date that have not been made by the Primary Swap Counterparty.

         A "Designated Event" shall occur (a) if one or more Events of Default occurs under the Primary Swap Agreement with the Primary Swap Counterparty as the Defaulting Party and the Trust notifies the Primary Swap Counterparty that it is declaring a Designated Event to have occurred, (b) upon the occurrence of any applicable Termination Event under the Primary Swap Agreement in which the Primary Swap Counterparty is an Affected Party, if no transfer is effected under
Part 1(f)(v) of the Schedule to the Primary Swap Agreement (or in the case of a credit downgrade which results in GMAC having a higher credit rating than the Primary Swap Counterparty, no appropriate arrangements pursuant to the Primary Confirmation's credit downgrade provisions are made within thirty (30) days of receipt of notice of such reduction unless, within thirty (30) days after such reduction, the applicable Rating Agency has reconfirmed the rating of the Reference Notes that was in effect immediately prior to such reduction) with respect to such event and an assignment pursuant to Section 2.01 would result in the non-occurrence of such event as it pertains to the Primary Swap Counterparty or (c) if the Trust receives a notice from Primary Swap Counterparty pursuant to the provisions of Section 2.03 herein.

         "Fallback Confirmation" means the (i) Confirmation of Fallback Swap Transaction relating to the Class A-1b Notes, (ii) Confirmation of Fallback Swap Transaction relating to the Class A-2b Notes, (iii) Confirmation of Fallback Swap Transaction relating to the Class A-3b Notes and (iv) Confirmation of Fallback Swap Transaction relating to Class A-4b Notes, in each case, between GMAC and the Trust, which have been entered into pursuant to the ISDA Master Agreement (including the Schedule thereto), dated as of January 15, 2003 between GMAC and the Trust.

         "Fallback Swap Agreement" means the ISDA Master Agreement (including the Schedule thereto), dated as of January 15, 2003 between GMAC and the Trust, and the Fallback Confirmations.

         "Fallback Swap Transactions" means the transactions described in the Fallback Confirmations.

         "Joint Probability" has the meaning given in the Primary Confirmations.

         "Moody's" means Moody's Investors Service.

         "Operative Swap Agreements" means (i) prior to the Assignment Date, the Primary Swap Agreement and (ii) on and after the Assignment Date, the Fallback Swap Agreement.

         "Operative Swap Transactions" means (i) prior to the Assignment Date, the Primary Swap Transactions and (ii) on and after the Assignment Date, the Fallback Swap Transactions.

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         "Primary Confirmations" means the (i) Confirmation of Primary Swap
Transaction relating to the Class A-1b Notes, (ii) Confirmation of Primary Swap Transaction relating to the Class A-2b Notes, (iii) Confirmation of Primary Swap Transaction relating to the Class A-3b Notes and (iv) Confirmation of Primary Swap Transaction relating to Class A-4b Notes, in each case, between the Primary Swap Counterparty and the Trust, which have been entered into pursuant to the ISDA Master Agreement (including the Schedule thereto), dated as of January 15, 2003 between the Primary Swap Counterparty and the Trust.

         "Primary Swap Agreement" means the ISDA Master Agreement (including the Schedule thereto), dated as of January 15, 2003, between the Primary Swap Counterparty and the Trust, and the Primary Confirmations.

         "Primary Swap Transactions" means the transactions described in the Primary Confirmations.

         "Requisite Rating" means a long-term, unsecured and unsubordinated debt rating from S&P or Moody's which, when considered together with the long-term, unsecured and unsubordinated debt rating of GMAC, would result in a Joint Probability of at least AA- in the case of S&P, or Aa3 in the case of Moody's.

         "Settlement Amount" has the same meaning as such term defined in the Primary Swap Agreement, except that any reference to the term "Termination" or "Terminated" therein is deemed to be "Assignment" or "Assigned," respectively.

         "Servicer" means GMAC or its successor as servicer pursuant to the Trust Sale and Servicing Agreement.

         "S&P" means Standard and Poor's Ratings Services, a Division of the McGraw-Hill Companies and any successor.

         "Unpaid Amounts" has the same meaning as such term defined in the Primary Swap Agreement, except that any reference to the term "Early Termination Date," "Termination," or "Terminated" therein is deemed to be "Assignment Date," "Assignment," or "Assigned," respectively.

         Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified for such terms (i) in the Primary Swap Agreement or the Back-to-Back Swap Agreement, as dictated by its context or (ii) if not defined therein, in Appendix A to the Trust Sale and Servicing Agreement, dated as of the date hereof between the Trust, the Seller and the Servicer (the "Trust Sale and Servicing Agreement"). The rules of construction specified in Part II of such Appendix A shall apply to this Agreement.

                                   ARTICLE II

                        ASSIGNMENT UPON DESIGNATED EVENT

         Section 2.01 Assignment. In the event that a Designated Event shall have occurred and is then continuing and the Trust has notified GMAC in writing of such occurrence and

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continuance and has provided evidence reasonably satisfactory to GMAC that a
Designated Event has occurred and is then continuing, each of the following shall automatically occur on the Assignment Date:

          (a) GMAC shall accede to rights and obligations equivalent to those of the Primary Swap Counterparty under each of the Primary Swap Transactions in accordance with the terms of the Fallback Swap Agreement (including rights, title and interests and liabilities, obligations and duties accruing prior to the Assignment Date). In connection with the foregoing, in the event that there are Delinquent Payments under any Primary Swap Transaction, GMAC shall promptly (and in any event no later than the next Business Day) make the full amount of such Delinquent Payments to the Trust (but only to the extent that GMAC has not made a corresponding payment under the Fallback Swap Agreement).

          (b) In connection with the assignment of the Primary Swap Agreement to GMAC pursuant to Section 2.01(a) above, a payment (the "Assignment Payment") shall be due, either to the Primary Swap Counterparty by GMAC or to GMAC by the Primary Swap Counterparty, which payment shall equal (A) the sum of the Settlement Amount (as determined by GMAC (on behalf of the Trust)) in respect of all of the Primary Swap Transactions and the Assignment Currency Equivalent of the Unpaid Amounts owing to Trust by the Primary Swap Counterparty (without giving effect to any Delinquent Payments made by GMAC) less (B) the Assignment Currency Equivalent of the Unpaid Amounts owing by the Trust to the Primary Swap Counterparty. If that amount is a positive number, the Primary Swap Counterparty will pay it to GMAC; if it is a negative number, GMAC will pay the absolute value of that amount to the Primary Swap Counterparty. The amount of the Assignment Payment determined as being due as a result of the assignment shall be payable within five Business Days following the Assignment Date.

          (c) Except as expressly provided in paragraphs (a) and (b) above, on and at all times following the Assignment Date, the Primary Swap Counterparty shall have no liabilities, obligations and duties, including payment obligations of any kind, under the Primary Swap Agreement. As of the Assignment Date, the Primary Swap Transaction shall be governed by the terms of the Fallback Swap Agreement, and the Primary Swap Agreement shall no longer govern the Primary Swap Transaction (except with respect to rights, liabilities, obligations and duties accrued prior to the Assignment
     Date).

          (d) Subject to paragraphs (a) and (b) above, the Back-to-Back Swap Transaction shall be terminated on and as of the Assignment Date. For the purposes thereof, the Assignment Date shall be deemed to be an Early Termination Date for the Back-to-Back Swap Transaction and `the Primary Swap Counterparty shall be deemed to be the Affected Party. If, on or after the Assignment Date, GMAC has made payments to the Primary Swap Counterparty under the Back-to-Back Swap Agreement, `the Primary Swap Counterparty agrees to reimburse GMAC in an amount equal to the full amount of any such payments. If, prior to the Assignment Date, GMAC has not made all or any part of payments required under the Back-to-Back Swap Agreement, GMAC agrees to pay, without duplication of any termination payment that may become due to `the Primary

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     Swap Counterparty as of the Assignment Date, `the Primary Swap Counterparty
     in an amount equal to the full amount of any such payments.

          (e) Upon (i) the effectiveness of the Fallback Swap Agreement and (ii) the payment by GMAC to the Trust in a timely fashion of all Delinquent Payments, if any, (x) the Event of Default or Termination Event under the Primary Swap Agreement constituting such Designated Event, if any, shall be deemed to be cured on and as of the Assignment Date, and (y) no Early Termination Date (as defined in the Primary Swap Agreement) may be designated as a result of such Designated Event.

     Section 2.02 Additional Contingent Counterparty. If GMAC has acceded to the rights and obligations of the Primary Swap Counterparty under the Primary Swap Agreement in accordance with the provisions of this Article II, GMAC shall have the option to find a Person with the Requisite Rating that will either (i) enter into an assignment agreement that is substantially similar to this Agreement pursuant to which such Person will become the Additional Contingent Counterparty or (ii) enter into a swap transaction substantially similar to the Primary Swap Transaction and a contingent assignment agreement that is substantially similar to this Agreement under which such Person would accede to the rights and obligations of GMAC under the Primary Swap Agreement and GMAC will become the Additional Contingent Counterparty. The Primary Swap Counterparty shall reimburse GMAC for any reasonable out-of-pocket costs associated with finding a party to serve as the Additional Contingent Counterparty. Any delay or inability in finding a party to serve as the Additional Contingent Counterparty will not result in the occurrence of a Termination Event, an Event of Default or otherwise lead to the designation of an Early Termination Date under the Operative Swap Agreement.

     Section 2.03 Notice. The Primary Swap Counterparty agrees that, to the extent that it has actual knowledge that it will be unable to make a payment or delivery on a scheduled payment date under the Primary Swap Agreement, it shall provide notice to the Trust of such inability at least two Business Days prior to such scheduled payment date. This Section 2.03 shall not be construed to obligate the Primary Swap Counterparty to undertake any affirmative action or inquiry to ascertain whether it will be able to make any such payment or delivery. Any failure by the Primary Swap Counterparty to provide notice to the Trust of such inability shall be without prejudice to the Primary Swap Counterparty's rights under this Agreement and the Primary Swap Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.01 Miscellaneous.

          (a) Entire Agreement. This Agreement, the Primary Swap Agreement and the Back-to-Back Swap Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter thereof and supersede all oral communications and prior writings (except as otherwise provided therein) with respect thereto.

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          (b) Counterparts. This Agreement may be executed and delivered in counterparts (including by facsimile transmission) each of which will be deemed an original.

          (c) Headings. The headings used in this agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

          (d) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE BUT WITHOUT PREJUDICE TO THE PROVISIONS OF SECTION 5-1401 OF ITS GENERAL OBLIGATIONS LAW.

          (e) Notices. All demands, specifications and notices to a party hereto under this Agreement will be made pursuant to the provisions of the Primary Swap Agreement or the Back-to-Back Swap Agreement, as applicable.

          (f) No Waiver. Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under this Agreement, regardless of the frequency or constancy of such failure or delay, shall operate in any way as a waiver thereof by such party.

          (g) Inconsistencies. Except as expressly provided herein, the Primary Swap Agreement shall not be deemed to be amended hereby in any respect. In the event of any inconsistencies between the provisions of this Agreement and those of the Primary Swap Agreement or the Back-to-Back Swap Agreement, the provisions hereof shall prevail.

          (h) Amendments. This Agreement may not be amended except by the execution of a written instrument by all parties hereto.

          (i) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Owner Trustee of Capital Auto Receivables Asset Trust 2003-1 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware in its individual, corporate capacity, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

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         IN WITNESS WHEREOF, the parties have executed this agreement by their duly authorized officers as of the date hereof.

                                            CAPITAL AUTO RECEIVABLES ASSET TRUST
                                            2003-1

                                            By:  DEUTSCHE BANK TRUST COMPANY
                                                 DELAWARE, not in its individual
                                                 capacity but solely as Owner
                                                 Trustee


                                            By:  _______________________________
                                            Name:
                                            Title:


                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION

                                            By:  _______________________________
                                            Name:
                                            Title:


                                            MORGAN STANLEY CAPITAL SERVICES INC.

                                            By:  _______________________________
                                            Name:
                                            Title: